SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

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Delaware Pooled® Trust

(Name of Registrant as Specified in Its Charter)

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DELAWARE POOLED® TRUST
Macquarie High Yield Bond Portfolio
Macquarie Core Plus Bond Portfolio

2005 Market Street
Philadelphia, PA 19103-7094

JOINT INFORMATION STATEMENT

This Joint Information Statement is being furnished on behalf of the Board of Trustees (“Trustees” or “Board”) of Delaware Pooled Trust (the “Trust”) to inform shareholders of the funds listed above (each, a “Portfolio” and collectively, the “Portfolios”) about recent changes related to the Portfolios’ sub-advisory arrangements. The changes were approved by the Board on the recommendation of the Portfolios’ investment manager, Delaware Management Company (“DMC” or the “Manager”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”). WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about June 28, 2019 to shareholders of record of each Portfolio as of June 3, 2019 (the “Record Date”). The Joint Information Statement is being made available on the Portfolios’ website at macquarieim.com/services/macquarie-institutional-portfolios/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by calling Macquarie Institutional Portfolios at 800 231-8002.

INTRODUCTION

The Manager is the investment manager to each series of the Trust, including the Portfolios. Pursuant to “manager of managers” authority, the Manager, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, the Manager, the Trust, and certain affiliates requested and received an exemptive order from the SEC on Jan. 17, 2017 (the “SEC Order”). The SEC Order exempts the Manager, the Trust and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trust without shareholder approval. The Manager has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

Consistent with the terms of the SEC Order, the Board, including a majority of the Trustees who are not “interested persons” of the Trust or of the Manager (the “Independent Trustees”), approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”) to provide certain sub-advisory services to the Portfolios (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). MIMAK, MIMEL, and MIMGL are affiliates of the Manager. The sub-advisory agreements between each of MIMAK, MIMEL, and MIMGL, and DMC, on behalf of the Portfolios (the “Sub-Advisory Agreements”) are described in further detail below.

The Trust and the Manager have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that, within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes and this Joint Information Statement presents additional details regarding MIMAK, MIMEL, and MIMGL and the Sub-Advisory Agreements.

THE INVESTMENT MANAGER

The Manager is located at 2005 Market Street, Philadelphia, PA 19103-7094, and is a series of Macquarie Investment Management Business Trust, which is an indirect subsidiary of Macquarie Management Holdings, Inc. (“MMHI”), which in turn is an indirect subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). The Manager is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.

The Manager provides investment advisory services to the Portfolios pursuant to an investment management agreement dated Jan. 4, 2010 between the Trust and the Manager (the “Management Agreement”). The Management Agreement was most recently renewed by the Board, including a majority of the Independent Trustees, at a meeting on Aug. 16, 2018. The Trust employs the Manager to generally manage the investment and reinvestment of the assets of the Portfolios. In so doing, the Manager may hire one or more sub-advisors to carry out the investment program of the Portfolios, subject to the approval of the Board. The Manager continuously reviews and supervises the investment program of the Portfolios. The Manager furnishes regular reports to the Board regarding the investment program and performance of the Portfolios.

Pursuant to the Management Agreement, the Manager has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Portfolios, and to render investment advice for the Portfolios, including the purchase, retention, and disposition of investments, securities and cash held by the Portfolios. The Management Agreement obligates the Manager to implement decisions with respect to the allocation or reallocation of each Portfolio’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the Portfolios’ investment objective(s), policies, and restrictions. Under the Management Agreement, the Trust will bear the expenses of conducting its business. In addition, the Manager pays the salaries of all officers and Trustees of the Trust who are officers, directors, or employees of the Manager or its affiliates.

As compensation for the services rendered under the Investment Management Agreement, the Portfolios shall pay the Manager an annual management fee as a percentage of average daily net assets as described in Exhibit A. During the last fiscal year for each of the Portfolios, the Portfolios paid investment management fees to the Manager as described in Exhibit B.

The key executives and each trustee of the Manager and their principal occupations are: Shawn K. Lytle, Chief Executive Officer and President; Roger A. Early, Trustee/Executive Director, Head of Fixed Income–America; David F. Connor, Trustee and Senior Vice President/General Counsel/Secretary; Richard Salus, Global Head of Fund Administration/Trustee; Brian L. Murray, Senior Vice President/Global Chief Compliance Officer; Dominic B. Janssens, Global Chief Operations Officer (through July 31, 2019); Michael F. Capuzzi, US Chief Operations Officer (as of July 31, 2019); and Caroline Marull, Asia Pacific Chief Operations Officer (as of July 31, 2019). The address of each person listed is 2005 Market Street, Philadelphia, PA 19103-7094.

THE NEW SUB-ADVISORS

MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Investment Management (“MIM”). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MIMAK serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Portfolios. There will be no increase in the advisory fees paid by the Portfolios to the Manager as a consequence of the appointment of MIMAK and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MIMAK and the Manager is effective May 30, 2019.

MIMAK does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Portfolios.

The names and principal occupations of the principal executive officers and/or directors of MIMAK are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMAK, is Kaerntner Strasse 28, 1010 Vienna, Austria:

Name	Position
Rene Kreisl	Chief Compliance Officer and Director
Gerhard Aigner	Director
Konrad Kontriner	Director

MIMEL, located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MIM. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MIMEL serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMEL and compensates MIMEL out of the investment advisory fees it receives from the Portfolios. There will be no increase in the advisory fees paid by the Portfolios to the Manager as a consequence of the appointment of MIMEL and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MIMEL and the Manager is effective May 30, 2019.

MIMEL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Portfolios.

The names and principal occupations of the principal executive officers and/or directors of MIMEL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMEL, is 28 Ropemaker Street, London, England:

Name	Position
David Fass	Director
Stephen Haswell	Director
Graham McDevitt	Director
Alison Wood	Chief Compliance Officer
Kathryn Burgess	Director

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MIMGL serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Portfolio security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Portfolios. There will be no increase in the advisory fees paid by the Portfolios to the Manager as a consequence of the appointment of MIMGL and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MIMGL and the Manager is effective May 30, 2019.

MIMGL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Portfolios.

The names and principal occupations of the principal executive officers and/or directors of MIMGL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMGL, is 50 Martin Place, Sydney, Australia:

Name	Position
Megan Aubrey	Director
Brett Lewthwaite	Director
Grant Stephens	Director
Bruce Terry	Director
Nicholas Allton	Chief Legal Officer
Kean Lim	Chief Compliance Officer
Rajiv Gohil	Director

ADDITIONAL SERVICES TO BE PROVIDED BY AFFILIATES UNDER SUB-ADVISORY ARRANGEMENTS FOR THE FUNDS

The Sub-Advisory Agreements were approved by the Board. Under the Sub-Advisory Agreements, and in accordance with applicable laws and regulations, MIMAK, MIMEL, and MIMGL agree to provide the Manager with all books and records relating to the transactions it executes and render for presentation to the Board such reports as the Board may reasonably request. The Sub-Advisory Agreements provide for the Manager to pay MIMAK, MIMEL, and MIMGL a fee based on the extent to which a Sub-Advisor provides services to the Portfolios. MIMAK, MIMEL, and MIMGL are compensated from the fees that the Manager received from the Portfolios.

The Sub-Advisory Agreements may be terminated at any time, without the payment of a penalty, by: (i) the Manager with written notice to MIMAK, MIMEL, and/or MIMGL; (ii) the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Portfolios, with written notice to MIMAK, MIMEL, and/or MIMGL; or (iii) MIMAK, MIMEL, or MIMGL with written notice to the Manager and the Trust, each on not less than 60 days’ notice to the required parties.

The Sub-Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, each of MIMAK, MIMEL, or MIMGL, any of their affiliates, or any of their controlling persons, members, officers, directors, employees or agents, will not be liable for any action or omission connected with rendering services, or for any losses that may be sustained in connection with its activities as Sub-Advisor to the Portfolios.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMEL, MIMAK and MIMGL, including its personnel, operations and financial condition, which had been provided by MIMEL, MIMAK and MIMGL, respectively. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMEL, MIMAK and MIMGL; information concerning MIMEL’s, MIMAK’s and MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMEL’s, MIMAK’s and MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMEL, MIMAK and MIMGL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with their independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreements. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent and quality of the services to be provided by the Sub-Advisors, the Board reviewed the services to be provided by each Sub-Advisor pursuant to each Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by the Sub-Advisors regarding the experience and qualifications of the personnel who will be responsible for providing services to the Portfolios. The Board also considered relevant performance information provided with respect to each Sub-Advisor. In discussing the nature of the services proposed to be provided by the Sub-Advisors, it was observed that, unlike traditional sub-advisors who make all of the investment related decisions with respect to a sub-advised portfolio, the relationship between DMC and the Sub-Advisors as currently contemplated is primarily more of a collaborative effort between DMC and the Sub-Advisors and a cross pollination of investment ideas. The Board further noted the stated intention under the new Sub-Advisory Agreements that DMC would have the sole discretion to delegate portions of the implementation of the Portfolios’ strategy to the Sub-Advisors who would be permitted to execute Portfolio trades and exercise investment discretion pursuant to that delegation and subject to DMC oversight. However, DMC and the Portfolios’ named portfolio managers will continue to retain principal responsibility for the Portfolios’ strategies and investment processes and be primarily responsible for the day-to-day management of the Portfolios’ portfolios. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the Sub-Advisors to the Portfolios and their shareholders and was confident in the abilities of the Sub-Advisors to provide quality services to the Portfolios and their shareholders.

Investment performance. In regard to the appointment of the Sub-Advisors for the Portfolios, the Board reviewed information on prior performance for the Sub-Advisors. In evaluating performance, the Board considered that the Sub-Advisors would provide investment advice and recommendations, including with respect to specific securities, but that DMC’s portfolio managers for the Portfolios would retain principal responsibility for the Portfolios’ strategies as described above. In addition, the Board considered that the Sub-Advisors would also execute Portfolio security trades on behalf of DMC and be permitted by DMC to exercise investment discretion for securities in certain markets where DMC wanted to utilize a Sub-Advisor’s specialized market knowledge.

Sub-advisory fees. The Board considered that DMC would pay the Sub-Advisors a sub-advisory fee based on the extent to which a Sub-Advisor provides services to the Portfolios as described in the Sub-Advisory Agreements. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the fees in light of the nature, extent and quality of the sub-advisory services to be provided by each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by DMC to each Sub-Advisor and are not additional fees borne by the Portfolios, and that the management fee paid by the Portfolios to DMC would stay the same at current asset levels. The Board was provided with information showing an estimate of the sub-advisory fees to be paid to each Sub-Advisor based on a projection of Sub-Advisor allocations given certain historical investment trends, as well as information regarding the expected impact the sub-advisory arrangements would have on the profitability of DMC. The Board also noted that, given the collaborative nature of the services to be provided by the Sub-Advisors to the Portfolios, there were no comparable accounts and corresponding fees to which the Sub-Advisors were able to compare this arrangement. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and the Sub-Advisors, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale and fall out benefits. Information about each Sub-Advisor’s profitability from its relationship with the Portfolios was not available because it had not begun to provide services to the Portfolios. With regard to potential fall-out benefits derived or to be derived by the Sub-Advisors and their affiliates in connection with their relationship to the Portfolios, the Board considered the potential benefit to DMC and the Sub-Advisors of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Portfolios and their shareholders through investment management fee breakpoints in DMC’s fee schedule for the Portfolios so that as the Portfolios grows in size, its effective investment management fee rate declines.

GENERAL INFORMATION

Distributor

The Portfolios’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Trust’s shares under an amended and restated Distribution Agreement dated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution. The Distributor is an indirect subsidiary of MMHI, and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Portfolios. Shares of the Portfolios are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers. The Board annually reviews fees paid to the Distributor.

Transfer Agent, Administrator, and Fund Accountant

Delaware Investments Fund Services Company (“DIFSC”), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Trust’s shareholder servicing, dividend disbursing, and transfer agent. DIFSC provides fund accounting and financial administration oversight services to the Portfolios. Those services include overseeing the Portfolios’ pricing process, the calculation and payment of Portfolio expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. Additionally, DIFSC manages the process for the payment of dividends and distributions and the dissemination of Portfolio net asset values and performance data. DIFSC is an affiliate of the Manager, and is an indirect subsidiary of MMHI and, therefore, of Macquarie.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Portfolios. Those services include performing functions related to calculating the Portfolios’ net asset value and providing financial reporting information, regulatory compliance testing and other related accounting services.

Payments to Affiliated Brokers

During the last fiscal year, the Portfolios did not pay any commissions to any affiliated broker.

Shares Outstanding

The table in Exhibit C shows as of June 3, 2019, as to each of the Portfolios, the number of shares outstanding.

Record of Beneficial Ownership

As of May 31, 2019, the Manager believes that there were no beneficial owners holding 5% or more of the total outstanding shares of any Portfolio other than those listed on Exhibit D. As of May 31, 2019, the Manager believes that the Portfolios’ officers and Trustees directly owned less than 1% of the outstanding shares of each Portfolio.

Householding

Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Portfolio as of the Record Date, unless the Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by calling Macquarie Institutional Portfolios at 800 231-8002. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary or, if you own Portfolio shares directly through the Portfolios’ service agent, by calling the Portfolios’ service agent.

Financial Information

Shareholders can obtain a copy of the Portfolios’ most recent Annual and Semiannual Reports, without charge, by calling Macquarie Institutional Portfolios at 800 231-8002.

EXHIBIT A

As compensation for services rendered under the Management Agreement, the Manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Portfolio:

Portfolio	Management Fee (annual rate as a percentage of average
daily net assets)
Macquarie High Yield Bond Portfolio	0.45%
Macquarie Core Plus Bond Portfolio	0.43%

EXHIBIT B

During the fiscal year indicated, the Portfolios paid the following investment management fees to the Manager:

Portfolio	Fiscal Year End	Management
		Fees Paid
Macquarie High Yield Bond Portfolio	October 31, 2018	$408,332
Macquarie Core Plus Bond Portfolio	October 31, 2018	$647,306

EXHIBIT C

NUMBER OF SHARES OF EACH FUND OUTSTANDING

AS OF JUNE 3, 2019

Portfolio	Shares Outstanding
Macquarie High Yield Bond Portfolio	13,201,313.731
Macquarie Core Plus Bond Portfolio	22,480,855.561

EXHIBIT D

As of May 31, 2019, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of the Portfolios.

Portfolio	Name and Address of Beneficial	Total Share	Percentage of
	Owner	Balance	the Portfolio
MACQUARIE	MAC & CO	7,326,230.915	55.50%
HIGH YIELD	FBO PUBLIC PENSION
BOND	ATTN MUTUAL FUND OPS
PORTFOLIO	500 GRANT ST
PITTSBURGH PA 15258
MACQUARIE	DESERET MUTUAL BENEFIT	3,823,159.336	28.96%
HIGH YIELD	ADMIN AS TRUSTEE FOR
BOND	DESERET MUTUAL EMPLOYEE
PORTFOLIO	PENSION TRUST
(FIXED INCOME)
179 SOCIAL HALL AVE SUITE 100
SALT LAKE CITY UT 84111-1542
MACQUARIE	DESERET MUTUAL BENEFIT	1,118,542.416	8.47%
HIGH YIELD	ADMIN AS TRUSTEE FOR
BOND	DESERET MUTUAL RETIREE
PORTFOLIO	MEDICAL & LIFE PLAN TRUST
(EQUITY SUBST)
179 SOCIAL HALL AVE SUITE 100
SALT LAKE CITY UT 84111-1542
MACQUARIE	NORTHERN CALIFORNIA	8,392,693.211	37.33%
CORE PLUS	CARPENTERS REGIONAL
BOND	COUNCIL LABOR ORGANIZATION
PORTFOLIO	ASSETS
265 HEGENBERGER RD STE 200
OAKLAND CA 94621-1480
MACQUARIE	THE NORTHERN TRUST CO	4,628,081.395	20.59%
CORE PLUS	TRUSTEE
BOND	FBO GEORGIA GULF
PORTFOLIO	50 S LA SALLE ST
CHICAGO IL 60603-1003
MACQUARIE	MAC & CO	4,491,293.367	19.98%
CORE PLUS	NUCLEAR DECOMMISSIONING
BOND	TRT
PORTFOLIO	500 GRANT ST RM 151-1010
PITTSBURGH PA 15258
MACQUARIE	MAC & CO	2,174,206.152	9.67%
CORE PLUS	FBO NEXTERA ENERGY
BOND	DUANE ARNOLD LLC
PORTFOLIO	ATTN MUTUAL FUND
OPERATIONS
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

DELAWARE POOLED® TRUST

MACQUARIE HIGH YIELD BOND PORTFOLIO

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Macquarie High Yield Bond Portfolio (the “Fund”), a series of Delaware Pooled Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: macquarieim.com/services/macquarie-institutional-portfolios/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMAK, MIMEL, and MIMGL and their businesses, information about the sub-advisory agreements with MIMAK, MIMEL, and MIMGL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMAK, MIMEL, and MIMGL as sub-advisors, are included in the Joint Information Statement. MIMAK, MIMEL, and MIMGL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about June 28, 2019 to shareholders of record of the Fund as of June 3, 2019. The full Joint Information Statement is available on the Fund’s website at macquarieim.com/services/macquarie-institutional-portfolios/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by calling Macquarie Institutional Portfolios at 800 231-8002.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE POOLED® TRUST

MACQUARIE CORE PLUS BOND PORTFOLIO

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Macquarie Core Plus Bond Portfolio (the “Fund”), a series of Delaware Pooled Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: macquarieim.com/services/macquarie-institutional-portfolios/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMAK, MIMEL, and MIMGL and their businesses, information about the sub-advisory agreements with MIMAK, MIMEL, and MIMGL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMAK, MIMEL, and MIMGL as sub-advisors, are included in the Joint Information Statement. MIMAK, MIMEL, and MIMGL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about June 28, 2019 to shareholders of record of the Fund as of June 3, 2019. The full Joint Information Statement is available on the Fund’s website at macquarieim.com/services/macquarie-institutional-portfolios/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by calling Macquarie Institutional Portfolios at 800 231-8002.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.